AMENDMENT TO
                        CONNECTICUT NATURAL GAS CORPORATION
                             OFFICERS' RETIREMENT PLAN



         THIS AMENDMENT made this 27th day of June, 1995 by CONNECTICUT

   NATURAL GAS CORPORATION (the "Company") for the purpose of amending its

   Officers' Retirement Plan,



                               W I T N E S S E T H :

         WHEREAS, the Company has adopted and maintains the Officers'

   Retirement Plan (the "Plan"); and

         WHEREAS, the Company reserved the right to amend the Plan in Section

   11 thereof; and

         WHEREAS, the Company now wishes to amend the Plan in the following respects;

         NOW, THEREFORE, the Company amends the Plan as follows:

         1.    Section 8 is amended by the addition of the following sentence at the end thereof:

         "Notwithstanding the preceding sentence, if a Change of Control has occurred, the benefits payable under this Plan shall be fully vested; however, the requirements for reduction for years of service less than fifteen, set forth in Section 8, shall continue to apply."

         2.    The following new Section 15 is added to the Plan:

         "15.  CHANGE OF CONTROL.

               (a) For purposes of this Plan, a "Change of Control" shall mean: (i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either 1) the then outstanding shares of common stock of the Company (the "Outstanding Common Stock") or 2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); provided, however, that for purposes of this subsection
         (i), the following acquisitions shall not constitute a Change of
         Control: 1) any acquisition directly from the Company, 2) any acquisition by the Company, 3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or 4) any acquisition by any corporation pursuant to a transaction which


         complies with clauses 1), 2) and 3) of subsection (iii) of this
         Section 15; or (ii) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or (iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, 1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be 2) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and 3) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or (iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

               (b) If a Change of Control has occurred, then each officer who is participating in this Plan shall be considered to be vested under the Plan even if the officer terminates employment, voluntarily or involuntarily, prior to attainment of age sixty (60). In the event such termination of employment occurs prior to attainment of age sixty (60), however, benefits shall not commence until the officer attains age sixty (60); and any offsets to the benefits provided hereunder for benefits provided under any defined benefit pension programs shall be calculated assuming that benefits commenced thereunder at the time the officer attained age sixty (60). If the officer terminates employment, voluntarily or involuntarily,

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         following a Change of Control, and thereafter dies prior to attainment of age sixty (60), and is survived by a spouse to whom he/she was married for at least one (1) year at the time of death, then benefits shall be payable to such surviving spouse in accordance with the provisions of Section 5(a)(1) hereof, even though such officer is not then employed by the Corporation; provided that if any survivor annuity benefits are payable under any defined benefit pension programs referenced in said Section 5(a)(1), but such benefits do not commence at the time of the officer's death, then the value of such future benefits shall offset the benefits otherwise provided on an actuarially equivalent basis, as determined by actuaries hired by the Corporation."

         3.    Section 11 is amended in its entirety as follows:

         "11. AMENDMENT AND TERMINATION. (a) Prior to a Change of Control the benefits payable under this Plan may be terminated by the Board of Directors of the Corporation at any time, and all the provisions of the resolution may be amended, modified, suspended or terminated by the Board of Directors at any time. Prior to a Change of Control, upon termination, all benefits payable or to be payable under this Plan shall cease.

               (b) After a Change of Control has occurred, this Plan shall may not be modified or amended in any manner which is adverse to any officer (or beneficiary or beneficiaries then entitled to receive benefits, if applicable) unless the signed written consent to such amendment is obtained from such officer (or beneficiary or beneficiaries then entitled to receive benefits, if applicable). The term "officer" shall include any current officer, any former officer then entitled to receive or receiving benefits, or any former officer entitled to receive future benefits. After a Change of Control has occurred, the Plan shall not be terminated until all obligations to pay benefits under the Plan have been satisfied."

         4.    Except as hereinabove modified and amended, the Officers'

   Retirement Plan, as amended, shall remain in full force and effect.

         IN WITNESS WHEREOF, the Company hereby executed this Amendment on the date first written above.

                                          CONNECTICUT NATURAL GAS CORPORATION


                                          By Frank H. Livingston
                                             --------------------------------
                                             Its Vice President










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